UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2014

INDIA GLOBALIZATION CAPITAL, INC.
(Exact name of registrant as specified in charter)

Maryland	001-32830	20-2760393
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4336 Montgomery Ave., Bethesda, Maryland   20814
(Address of principal executive offices)    (Zip Code)

(301) 983-0998
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K
India Globalization Capital, Inc.
April 2, 2014

Item 1.01.	Entry into a Material Definitive Agreement

On April 2, 2014, we entered into a securities purchase agreement with certain institutional investors relating to the sale and issuance by our company to the investors of an aggregate of 750,000 shares of our common stock, for a total purchase price of $506,250.

Midtown Partners & Co., LLC, (“Midtown”) acted as our exclusive placement agent in this offering. In accordance with the terms of the placement agreement dated March 31, 2014, between us and Midtown, we will pay Midtown a cash fee that represents 7% of the gross proceeds of the offering and we will reimburse certain actual expenses of the placement agent incurred in connection with the offering.

We are offering the shares of common stock pursuant to a prospectus supplement dated March 31, 2014, a base prospectus dated December 14, 2012, and our previously filed registration statement on Form S-3 (Registration No. 333-185502), which was declared effective by the Securities and Exchange Commission on January 4, 2013.

The offering closed on April 2, 2014 subject to customary closing conditions.

On April 2, 2014, we issued a press release announcing the offering. A copy of the press release is attached as Exhibit 99.1 hereto.

The foregoing description of the securities purchase agreement and the placement agent agreement with the placement agent does not purport to be complete and is qualified in its entirety by reference to the exhibits hereto which are incorporated by reference. Except for the historical information contained herein, this report contains forward-looking statements that involve risk and uncertainties, such as statements related to the anticipated closing of the offering. The risks and uncertainties involved include the risks detailed from time to time in our filings with Securities and Exchange Commission, including our annual report on Form 10-K and quarterly reports on Form 10-Q.

Item 8.01.	Other Events

We have on file with the Securities and Exchange Commission an effective registration statement on Form S-3 dated December 14, 2012 (Registration No. 333-185502, the “Registration Statement”), a base prospectus dated December 14, 2012, and a prospectus supplement dated April 2, 2014. We incorporate by reference the exhibit 5.1 filed with this report into the Registration Statement.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

   See the Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INDIA GLOBALIZATION CAPITAL, INC.

Date: April 2, 2014	By:	/s/ Ram Mukunda
Ram Mukunda
President and Chief Executive Officer

Exhibit Index

1.1	Placement Agreement dated March 31, 2014 by and between India Globalization Capital, Inc. and Midtown Partners & Co., LLC*

5.1	Opinion of Don Paradiso, Esq.*

10.1	Form of Securities Purchase Agreement *

99.1	Press release issued on April 2, 2014*

* File herewith